UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 22, 1996


                                NYNEX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)


        1-8608                                           13-3180909
(Commission File Number)                   (I.R.S. Employer Identification No.)


    1095 Avenue of the Americas
        New York, New York                            10036
(Address of principal executive offices)            (Zip Code)


                                 (212) 395-2121
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.


                  Registrant's press release dated October 22, 1996 is filed herewith as Exhibit 20 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                           20. Press Release, dated October 22, 1996, issued by NYNEX Corporation, Cable & Wireless plc and Bell Canada International Inc.




SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NYNEX Corporation

                                           By: /s/ Morrison DeS. Webb
                                               --------------------------------
                                               Morrison DeS. Webb
                                               Executive Vice President and
                                                    General Counsel



Date:  October 24, 1996


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                                  EXHIBIT INDEX

                                                            Sequentially
Exhibit                                                     Numbered Page
-------                                                     -------------

  20.         Press Release, dated
              October 22, 1996, issued  by  NYNEX
              Corporation, Cable & Wireless plc and Bell
              Canada International Inc.